Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Patrick Brennan
Mayfield Village, Ohio 44143	(440) 395-2370
http://www.progressive.com

PROGRESSIVE REPORTS MARCH RESULTS

MAYFIELD VILLAGE, OHIO — April 14, 2010 — The Progressive Corporation today reported the following results for March and the first quarter 2010:

	Month			Quarter
(millions, except per share amounts and ratios; unaudited)	2010	2009	Change	2010	2009	Change
Net premiums written	$1,192.6	$1,182.6	1%	$3,777.5	$3,522.9	7%
Net premiums earned	$1,092.1	$1,056.1	3%	$3,501.1	$3,406.6	3%
Net income	$126.3	$8.6	1369%	$295.6	$232.5	27%
Per share	$.19	$.01	1382%	$.44	$.35	28%
Pretax net realized gains (losses) on securities (including net impairment losses)	$27.0	$(87.5)	NM	$30.8	$(73.4)	NM
Combined ratio	88.2	90.5	(2.3) pts.	90.9	89.5	1.4 pts.
Average equivalent shares	665.9	672.0	(1)%	666.4	672.0	(1)%

NM = Not Meaningful

(in thousands; unaudited)	March 2010	March 2009	Change
Policies in Force:
Agency – Auto	4,416.7	4,348.7	2%
Direct – Auto	3,394.9	2,954.0	15%

Total Personal Auto	7,811.6	7,302.7	7%
Total Special Lines	3,479.0	3,377.8	3%

Total Personal Lines	11,290.6	10,680.5	6%

Total Commercial Auto	510.8	532.6	(4)%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT

March 2010

(millions – except per share amounts)

(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$1,192.6

Revenues:
Net premiums earned	$1,092.1
Investment income	46.1
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(9.3)
Less: portion of OTTI losses recognized in other comprehensive income	6.2

Net impairment losses recognized in earnings	(3.1)
Net realized gains (losses) on securities	30.1

Total net realized gains (losses) on securities	27.0
Service revenues	1.4

Total revenues	1,166.6

Expenses:
Losses and loss adjustment expenses	731.0
Policy acquisition costs	103.0
Other underwriting expenses	129.0
Investment expenses	1.2
Service expenses	1.8
Interest expense	11.7

Total expenses	977.7

Income before income taxes	188.9
Provision for income taxes	62.6

Net income	$126.3

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	660.8

Per share	$.19

Diluted:
Average shares outstanding	660.8
Net effect of dilutive stock-based compensation	5.1

Total equivalent shares	665.9

Per share	$.19

[1]

See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2009 audited consolidated financial statements included in our 2009 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENTS

March 2010 Year-to-Date

(millions – except per share amounts)

(unaudited)

	Year-to-Date		% Change
	2010	2009

Net premiums written	$3,777.5	$3,522.9	7

Revenues:
Net premiums earned	$3,501.1	$3,406.6	3
Investment income	129.8	131.5	(1)
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(9.3)
Less: portion of OTTI losses recognized in other comprehensive income	6.2

Net impairment losses recognized in earnings	(3.1)
Net realized gains (losses) on securities	33.9

Total net realized gains (losses) on securities	30.8	(73.4)	NM
Service revenues	4.2	3.5	20

Total revenues	3,665.9	3,468.2	6

Expenses:
Losses and loss adjustment expenses	2,423.4	2,337.0	4
Policy acquisition costs	333.1	336.2	(1)
Other underwriting expenses	426.5	377.4	13
Investment expenses	3.6	2.6	38
Service expenses	5.2	4.6	13
Interest expense	35.2	33.7	4

Total expenses	3,227.0	3,091.5	4

Income before income taxes	438.9	376.7	17
Provision for income taxes	143.3	144.2	(1)

Net income	$295.6	$232.5	27

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	661.4	668.6	(1)

Per share	$.45	$.35	29

Diluted:
Average shares outstanding	661.4	668.6	(1)
Net effect of dilutive stock-based compensation	5.0	3.4	47

Total equivalent shares	666.4	672.0	(1)

Per share	$.44	$.35	28

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT – OTHER INFORMATION

March 2010

(millions – except per share amounts)

(unaudited)

The following table sets forth the comprehensive income for the period:

	Current Month	Year-to-Date
		2010	2009
Net income	$126.3	$295.6	$232.5

After-tax changes in:
Net unrealized gains (losses) on securities	51.2	200.1
Portion of OTTI losses recognized in other comprehensive income	(4.0)	(4.0)

Total net unrealized gains (losses) on securities	47.2	196.1	(151.0)
Net unrealized gains on forecasted transactions	(.3)	(.8)	(.8)
Foreign currency translation adjustment	.3	.1	0

Comprehensive income	$173.5	$491.0	$80.7

Per share	$.26	$.74	$.12

The following table sets forth the investment results for the period:

	Current Month	Year-to-Date
		2010	2009
Fully taxable equivalent total return:
Fixed-income securities	.6%	2.8%	(.6)%
Common stocks	6.1%	6.2%	(10.3)%
Total portfolio	1.0%	3.2%	(1.2)%

Pretax recurring investment book yield	3.8%	3.7%	4.1%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

March 2010

($ in millions)

(unaudited)

Current Month

	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total

	Agency	Direct	Total
Net Premiums Written	$608.6	$451.6	$1,060.2	$132.0	$0.4	$1,192.6
% Growth in NPW	(1)%	6%	2%	(6)%	NM	1%
Net Premiums Earned	$568.7	$408.7	$977.4	$113.3	$1.4	$1,092.1
% Growth in NPE	1%	12%	5%	(10)%	NM	3%

GAAP Ratios
Loss/LAE ratio	65.5	69.5	67.2	63.2	NM	67.0
Expense ratio	21.7	22.3	21.9	22.8	NM	21.2

Combined ratio	87.2	91.8	89.1	86.0	NM	88.2

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$20.0
Current accident year						2.4

Calendar year actuarial adjustment	$8.5	$5.9	$14.4	$8.0	$0	$22.4

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$20.0
All other development						(29.1)

Total development						$(9.1)

Calendar year loss/LAE ratio						67.0

Accident year loss/LAE ratio						66.2

Statutory Ratios
Loss/LAE ratio						67.0
Expense ratio						20.6

Combined ratio						87.6

[1]

The other businesses generated an underwriting profit of $7.2 million for the month, primarily reflecting the sale of our professional liability insurance business at month-end. The activity for the policies in force on this business as of the date of sale, as well as any additional policies that we may write during an agreed upon period, will continue to be reported as part of our “other businesses.” These claims-made policies will continue to be covered by the existing reinsurance arrangements, including 100% reinsurance for all policies written on or after August 1, 2009.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

March 2010 Year-to-Date

($ in millions)

(unaudited)

Year-to-Date

	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total

	Agency	Direct	Total
Net Premiums Written	$1,933.3	$1,454.5	$3,387.8	$388.5	$1.2	$3,777.5
% Growth in NPW	5%	15%	9%	(4)%	NM	7%
Net Premiums Earned	$1,827.9	$1,299.6	$3,127.5	$369.2	$4.4	$3,501.1
% Growth in NPE	1%	11%	5%	(10)%	NM	3%

GAAP Ratios
Loss/LAE ratio	68.1	71.9	69.6	65.1	NM	69.2
Expense ratio	21.2	22.7	21.9	22.9	NM	21.7

Combined ratio	89.3	94.6	91.5	88.0	NM	90.9

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$39.1
Current accident year						11.1

Calendar year actuarial adjustment	$20.1	$15.0	$35.1	$15.1	$0	$50.2

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$39.1
All other development						64.4

Total development						$103.5

Calendar year loss/LAE ratio						69.2

Accident year loss/LAE ratio						72.2

Statutory Ratios
Loss/LAE ratio						69.3
Expense ratio						21.1

Combined ratio						90.4

Statutory Surplus						$5,343.5

NM = Not Meaningful

[1]	On a year-to-date basis, the other businesses generated an underwriting profit of $7.0 million; see note 1 on page 5 for additional commentary.
[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

March 2010
CONDENSED GAAP BALANCE SHEET:[1]
Investments – Available-for-sale, at fair value:
Fixed maturities (amortized cost: $11,660.4)	$11,673.2
Equity securities:
Nonredeemable preferred stocks[2] (cost: $648.6)	1,310.5
Common equities (cost: $905.1)	1,191.4
Short-term investments (amortized cost: $1,389.2)	1,389.2

Total investments[3,4,5]	15,564.3
Net premiums receivable	2,722.9
Deferred acquisition costs	428.9
Other assets	2,332.8

Total assets	$21,048.9

Unearned premiums	$4,452.6
Loss and loss adjustment expense reserves	6,724.5
Other liabilities[5]	1,482.6
Debt	2,177.7
Shareholders’ equity	6,211.5

Total liabilities and shareholders’ equity	$21,048.9

Common shares outstanding	670.5
Shares repurchased – March	.8
Average cost per share	$17.95
Book value per share	$9.26
Trailing 12-month return on average shareholders’ equity	20.8%
Net unrealized pretax gains (losses) on investments	$963.6
Increase (decrease) from February 2010	$72.7
Increase (decrease) from December 2009	$301.8
Debt-to-total capital ratio	26.0%
Fixed-income portfolio duration	2.2 years
Weighted average credit quality	AA
Year-to-date Gainshare factor	1.32

[1]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $625.8 million.
[2]	As of March 31, 2010, we held certain hybrid securities and recognized a change in fair value of $2.6 million as a realized loss during the period we held these securities.
[3]	Includes $5.9 billion of short-term investments and U.S. Treasury securities prior to settling $53.2 million of net security transactions outstanding as of month-end.
[4]	Includes $2.1 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.
[5]	Includes $53.2 million of net unsettled security transactions (as discussed in note 3 above).

Monthly Commentary

•

Our March written premium growth rate was lower than that of the prior two months. As previously disclosed, February 28, which includes six-month renewals from policies written during the last several days of August, fell in fiscal February 2010 vs. fiscal March 2009, which resulted in a favorable effect on the reported written premium growth rates in February 2010 and a negative effect on growth rates for fiscal March 2010, as compared to the same months in 2009.

Upcoming Events

We are currently scheduled to release April results on Wednesday, May 19, 2010, before the market opens.

About Progressive

The Progressive Group of Insurance Companies, in business since 1937, is one of the country’s largest auto insurance groups, the largest seller of motorcycle policies, and a market leader in commercial auto insurance based on premiums written.

Progressive is committed to becoming consumers’ #1 choice for auto insurance by providing competitive rates and innovative products and services that meet drivers’ needs throughout their lifetimes, including superior online and in-person customer service, and best-in-class, 24-hour claims service, such as its concierge level of claims service available at service centers located in major metropolitan areas throughout the United States.

Progressive companies offer consumers choices in how to shop for, buy, and manage their auto insurance policies. Progressive offers its products, including personal and commercial auto, motorcycle, boat, and recreational vehicle insurance, through more than 30,000 independent insurance agencies throughout the U.S. and online and by phone directly from the Company. Personal auto products and prices are different when purchased directly from Progressive or through independent agencies. To find an agent or to get a quote, go to http://www.progressive.com. Progressive also has a branch that sells car insurance policies online in Australia at http://www.progressivedirect.com.au.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. For more information, including a guide to interpreting the monthly reporting package, visit http://www.progressive.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.